                               POWER OF ATTORNEY

       I, Alison Alden, in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.) (the "Company"), do hereby constitute and appoint John D. DesPrez III, Marc Costantini, Emanuel Alves, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

   Variable Life Registration Statement filed under the Securities Act of 1933:
333-131299

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

   This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective
March 24, 2006 and remains in effect until revoked or revised.

Signature                         Title                               Date
---------                         -----------------------------  --------------

/s/ Alison Alden                  Director                       March 24, 2006
--------------------------------
Alison Alden

                               POWER OF ATTORNEY

       I, James R. Boyle, in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.) (the "Company"), do hereby constitute and appoint John D. DesPrez III, Marc Costantini, Emanuel Alves, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

   Variable Life Registration Statement filed under the Securities Act of 1933:
333-131299

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

   This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective
March 25, 2006 and remains in effect until revoked or revised.

Signature                         Title                               Date
---------                         -----------------------------  --------------

/s/ James R. Boyle                Director                       March 25, 2006
--------------------------------
James R. Boyle

                               POWER OF ATTORNEY

       I, John D. DesPrez III, in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.) (the "Company"), do hereby constitute and appoint John D. DesPrez III, Marc Costantini, Emanuel Alves, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

   Variable Life Registration Statement filed under the Securities Act of 1933:
333-131299

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

   This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective
March 25, 2006 and remains in effect until revoked or revised.

Signature                         Title                               Date
---------                         -----------------------------  --------------

/s/ John D. DesPrez III           Director                       March 25, 2006
--------------------------------
John D. DesPrez III

                               POWER OF ATTORNEY

       I, Diana Scott, in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.) (the "Company"), do hereby constitute and appoint John D. DesPrez III, Marc Costantini, Emanuel Alves, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

   Variable Life Registration Statement filed under the Securities Act of 1933:
333-131299

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

   This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective
March 27, 2006 and remains in effect until revoked or revised.

Signature                         Title                               Date
---------                         -----------------------------  --------------

/s/ Diana Scott                   Director                       March 27, 2006
--------------------------------
Diana Scott

                               POWER OF ATTORNEY

       I, Rex Schlaybaugh Jr., in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.) (the "Company"), do hereby constitute and appoint John D. DesPrez III, Marc Costantini, Emanuel Alves, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

   Variable Life Registration Statement filed under the Securities Act of 1933:
333-131299

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

   This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective
March 29, 2006 and remains in effect until revoked or revised.

Signature                         Title                               Date
---------                         -----------------------------  --------------

/s/ Rex Schlaybaugh Jr.           Director                       March 29, 2006
--------------------------------
Rex Schlaybaugh Jr.

                               POWER OF ATTORNEY

       I, Robert Cook, in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.) (the "Company"), do hereby constitute and appoint John D. DesPrez III, Marc Costantini, Emanuel Alves, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

   Variable Life Registration Statement filed under the Securities Act of 1933:
333-131299

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

   This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective
March 24, 2006 and remains in effect until revoked or revised.

Signature                         Title                               Date
---------                         -----------------------------  --------------

/s/ Robert Cook                   Director                       March 24, 2006
--------------------------------
Robert Cook

                               POWER OF ATTORNEY

       I, John R. Ostler, in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.) (the "Company"), do hereby constitute and appoint John D. DesPrez III, Marc Costantini, Emanuel Alves, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

   Variable Life Registration Statement filed under the Securities Act of 1933:
333-131299

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

   This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective
March 30, 2006 and remains in effect until revoked or revised.

Signature                         Title                               Date
---------                         -----------------------------  --------------

/s/ John R. Ostler                Director                       March 30, 2006
--------------------------------
John R. Ostler

                               POWER OF ATTORNEY

       I, Warren Thomson, in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.) (the "Company"), do hereby constitute and appoint John D. DesPrez III, Marc Costantini, Emanuel Alves, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

   Variable Life Registration Statement filed under the Securities Act of 1933:
333-131299

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

   This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective
March 25, 2006 and remains in effect until revoked or revised.

Signature                         Title                               Date
---------                         -----------------------------  --------------

/s/ Warren Thomson                Director                       March 25, 2006
--------------------------------
Warren Thomson